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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 2006


                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            DELAWARE                               000-21139                            38-3185711
(State or other jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
         incorporation)



              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)



                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPESNATORY ARRANGEMENTS OF CERTAIN
OFFICERS.

On November 15, 2006, the Board of Directors of Dura Automotive Systems, Inc. ("DASI") approved the hiring of Mr. David T. Szczupak as the Chief Operating Officer of DASI, subject to obtaining appropriate approval of the United States Bankruptcy Court for the District of Delaware (the "Court"). On December 8, 2006, the Court approved the terms and conditions of the Employment Agreement between DASI and Mr. Szczupak. As Chief Operating Officer, Mr. Szczupak will be responsible for all aspects of the company's manufacturing, engineering, quality and procurement worldwide.

Prior to joining DASI, Mr. Szczupak, spent the last 16 years at the Ford Motor Company, serving most recently as Group Vice President, Manufacturing from 2005 to 2006, and as Vice President, Powertrain Operations, from 2001 to 2005. Mr. Szczupak joined Ford in 1990 as chief engineer of Jaguar Cars, following Ford's acquisition of Jaguar. Mr. Szczupak is a past member of the Volvo Cars Board of Directors and the Mazda Advisory Board, and past Chairman of the SAE Global Powertrain Congress 2005. He was named Engineer of the Year by Autocar Magazine in 1999. Mr. Szczupak is 51 years old.

The following is a summary of the principal terms of the Employment Agreement:

      (a) Employment and Term. DASI shall employ Mr. Szczupak as its Chief Operating Officer, effective December 8, 2006 (the "Effective Date"), for a term of employment that shall automatically end on the date that is three calendar years immediately following the Effective Date (the "Expiration Date"), unless terminated sooner per the terms of the Employment Agreement.

      (b) Duties. Mr. Szczupak shall devote all of his time, attention, and best efforts to DASI's business. Mr. Szczupak shall faithfully and diligently perform the duties and responsibilities assigned to him by the Chief Executive Officer of DASI and/or by DASI's Board of Directors. Mr. Szczupak shall report to the Chief Executive Officer of DASI.

      (c)   Compensation.

            (i) Base Salary. DASI will pay Mr. Szczupak an annual gross salary of $500,000 (the "Base Salary").

            (ii) Annual Bonus. In addition to the Base Salary, while Mr. Szczupak is employed by DASI, Mr. Szczupak shall be entitled to participate in the Dura Automotive Systems, Inc. Annual Bonus Plan (the "ABP"). Mr. Szczupak's bonus opportunity under that plan shall be 80% of his Base Salary (such amounts awarded, if any, the "Annual Bonus"). No payments shall be made to participants in the Annual Bonus Plan, including Mr. Szczupak, under this provision without obtaining separate authority from the Court.

            (iii) Key Management Incentive Plan. Also in addition to Base
                  Salary, while Mr. Szczupak is employed by DASI, Mr. Szczupak shall be entitled to participate in the Dura Automotive Systems, Inc., 2006 Key Management Incentive Plan. The maximum award percentage as specified in that plan shall be 80% of Mr. Szczupak's Base Salary and annual bonus. No payments shall be made to participants in the Key Management Incentive Plan, including Mr. Szczupak, under this provision without obtaining separate authority from the Court.

            (iv) Signing Bonus. Mr. Szczupak shall be entitled to a one-time signing bonus in the gross amount of $200,000 (the "Signing Bonus"). This signing bonus shall be paid in two equal installments on: (i) the Effective Date; and (ii) the later of May 1, 2008, and the Effective Date. If Mr. Szczupak is no longer employed by DASI on May 1, 2008, then he shall not be eligible for and shall be deemed never to have accrued the unpaid portions of the Signing Bonus.

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            (v)   Flexible Perquisite Program. While Mr. Szczupak is employed by
                  DASI, he shall be entitled to participate in the Dura Automotive Systems, Inc., Flexible Perquisite Program. Mr. Szczupak's annual allowance shall be a gross amount of $33,000, and his maximum economic entitlement for 2006 under that program shall be reduced and pro-rated to reflect his actual start date with DASI.

      (d)   Benefits.


            (i) Incentive, Savings and 401(k) Plans. While Mr. Szczupak is employed by DASI, he shall be entitled to participate in all incentive, savings and 401(k) plans, practices, policies and programs, on terms not less favorable than those applicable to other similarly situated senior executives of DASI, and in accordance with such terms as in effect from time to time.

            (ii) Welfare Benefits. While Mr. Szczupak is employed by DASI, he shall be eligible to participate in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by DASI (including medical, dental, disability, group life, optional supplemental life, accidental death and dismemberment, dependent care, and long-term care plans and programs) on terms not less favorable than those applicable to other similarly situated senior executives of DASI, and in accordance with such terms as in effect from time to time.

            (iii) Vacation. While employed by DASI, Mr. Szczupak shall earn four weeks paid vacation time per year, and shall be entitled to use said vacation time on terms not less favorable than the plans, practices, policies, and programs applicable to other similarly situated senior executives of DASI.

            (iv) Expenses. While employed by DASI, Mr. Szczupak shall be entitled to receive prompt reimbursement for all reasonable and necessary business expenses incurred, in accordance with the practices and policies applicable to other senior executives of DASI.

            (v) Automobile Insurance. While employed by DASI, DASI shall arrange for its automobile insurance policy to cover/include Mr. Szczupak as an additional insured regarding his company vehicle.

      (e)   Benefits Upon Termination.


            (i) Termination by DASI for Cause. If Mr. Szczupak's employment is terminated for Cause, then Mr. Szczupak shall be entitled to receive any pro rata accrued, but unpaid, Base Salary amounts earned, but shall not be entitled to receive any other amounts.

            (ii) Termination by DASI other than for Cause. If Mr. Szczupak's employment under the Employment Agreement is terminated by DASI without Cause, then upon the execution of a general release of all claims against DASI, Mr. Szczupak shall be entitled to receive unpaid amounts for Base Salary, Annual Bonus, Key Management Incentive Plan and Signing Bonus through the Expiration Date, with said amounts to be paid on regular payroll cycles as if Mr. Szczupak's employment had not terminated prior to the Expiration Date, provided, however, that no such amounts shall be paid unless separately authorized by the Court.

            (iii) Termination by Mr. Szczupak with Good Reason. If Mr. Szczupak terminates his employment with DASI for Good Reason, then, upon the execution of a general release of all claims against DASI, Mr. Szczupak shall be entitled to receive unpaid amounts for Base Salary, Annual Bonus, Key Management Incentive Plan and Signing Bonus through the Expiration Date, with said amounts to be paid on regular payroll cycles as if



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                  Mr. Szczupak's employment had not terminated prior to the
                  Expiration Date, provided, however, that no such amounts shall be paid unless separately authorized by the Court.

            (iv) Termination by Mr. Szczupak other than for Good Reason. If Mr. Szczupak terminates his employment with DASI for other than Good Reason, then Mr. Szczupak shall be entitled to receive any pro rata accrued, but unpaid, Base Salary amounts earned, but shall not be entitled to receive any other amounts.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) None

     (b) None

     (c) None

     (d) None


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                                   SIGNATURES

      According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on December 11, 2006.

                                   DURA AUTOMOTIVE SYSTEMS, INC.

                                   /s/ Keith Marchiando
                                   -------------------------------
Date: December 11, 2006            By:   Keith Marchiando
                                   Its:  Chief Financial Officer
                                   (principal accounting and financial officer)



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